                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                            LITTLE SWITZERLAND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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

                            LITTLE SWITZERLAND, INC.
                                 161-B CROWN BAY
                           ST. THOMAS, U.S.V.I. 00802


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 15, 2002


To the Holders of Common Stock:


         The Annual Meeting of Stockholders of Little Switzerland, Inc., a Delaware corporation (the "Company"), will be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York, on Friday, February 15, 2002, at 11:00 a.m. New York time, for the following purposes:

         1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article VII thereof.

         2.       To consider the election of two Class I directors.

         3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 25,000,000.

         4. To consider and act upon a proposal to amend Article IV of the Company's Certificate of Incorporation.

         5. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article V thereof.

         6. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article VI thereof.

         7. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article VIII thereof.

         8. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article IX thereof.

         9. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article X thereof.

         10. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article XI thereof.

         11. To consider and act upon a proposal to adopt the Company's 2002 Employee Stock Purchase Plan, in the form attached as Exhibit B to the Proxy Statement accompanying this notice.

         12. To consider the ratification of the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants of the Company for the fiscal year ending May 25, 2002.

         13. To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

         The Proxy Statement and form of proxy accompanying this notice are being mailed to stockholders on or about January 10, 2002. Only stockholders of record at the close of business on December 26, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement.

         Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Annual Meeting.

         We hope very much that you will be able to be with us at the Annual Meeting. If you do not plan to attend the Annual Meeting in person, you are requested to complete, sign, and date the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States.

                                By order of the Board of Directors



                                ROBERT L. BAUMGARDNER
                                President and Chief Executive Officer


January 4, 2002



         YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

                            LITTLE SWITZERLAND, INC.
                                 161-B CROWN BAY
                           ST. THOMAS, U.S.V.I. 00802

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the stockholders of Little Switzerland, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of stockholders of the Company to be held on February 15, 2002 (the "Annual Meeting"), and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. The Annual Meeting is being held for the Company's fiscal year ended May 26, 2001 ("Fiscal 2001"). It is anticipated that the mailing of this Proxy Statement will commence on or about January 7, 2002.

MATTERS TO BE CONSIDERED

         The following matters and proposals are to be considered and acted upon at the Annual Meeting: (i) the approval of an amendment to the Company's Certificate of Incorporation to repeal Article VII thereof, (ii) the election of two Class I directors, (iii) the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, par value $.01 per share (the "Common Stock"), from 20,000,000 to 25,000,000 shares, (iv) the approval of an amendment to the Company's Certificate of Incorporation to amend Article IV thereof, (v) the approval of an amendment to the Company's Certificate of Incorporation to repeal Article V thereof, (vi) the approval of an amendment to the Company's Certificate of Incorporation to repeal Article VI thereof, (vii) the approval of an amendment to the Company's Certificate of Incorporation to repeal
Article VIII thereof, (viii) the approval of an amendment to the Company's Certificate of Incorporation to repeal Article IX thereof, (ix) the approval of an amendment to the Company's Certificate of Incorporation to repeal
Article X thereof, (x) the approval of an amendment to the Company's Certificate of Incorporation to repeal Article XI thereof, (xi) the approval of the Company's 2002 Employee Stock Purchase Plan, and (xii) the ratification of the appointment of the independent certified public accountants of the Company for the current fiscal year. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Annual Meeting, however, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.

RECORD DATE AND OUTSTANDING STOCK

         Only stockholders of record at the close of business on December 26, 2001, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding approximately 16,526,070 shares of Common Stock, which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.

PROXIES

         SOLICITATION. Solicitation of proxies is being made by management at the direction of the Board of Directors, without additional compensation, through the mail, in person or by telephone. The Company expects to engage Georgeson Shareholder Communications, Inc. to act as proxy solicitor in connection with the Annual Meeting. The cost of such solicitation will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

         REVOCATION. The execution of a proxy does not affect the right to vote in person at the Annual Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Annual Meeting by submitting a later dated proxy or by giving written notice to the Secretary of the Company. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by our Board of Directors.

         SIGNATURES IN CERTAIN CASES. If a stockholder is a corporation, the enclosed proxy should be signed in its corporate name by an authorized officer and his or her title should be indicated. If shares are registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If shares are registered in the name of a decedent, the proxy should be signed by the executor or administrator, and his or her title as such should follow the signature.

QUORUM AND VOTING

         A majority of the outstanding shares of Common Stock entitled to vote on the record date for the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If less than a quorum is present at the Annual Meeting, the presiding officer or a majority in interest of the stockholders present may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice, except as provided in the Company's By-Laws. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

         As long as a quorum is present in person or by proxy at the Annual Meeting, directors will be elected by a plurality of the votes cast at the Annual Meeting, and director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve the proposals to repeal or amend and restate, as applicable, the following provisions of the Company's Certificate of Incorporation: Article VII,
Article IV, Article V, Article VI, Article VIII, Article IX, Article X and
Article XI. The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 25,000,000. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against all of the proposals described above. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the 2002 Employee Stock Purchase Plan and to ratify the appointment of the independent public accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 3, 2001 with respect to beneficial ownership of Common Stock by (a) each stockholder who, to the Company's knowledge, is the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director of the Company, (c) each Named Executive Officer, and (d) all directors and executive officers of the Company as a group. The percentages in the last column are based on 16,526,070 shares of Common Stock outstanding on December 3, 2001. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with federal securities laws and regulations. Persons shown in the table disclaim beneficial ownership of all securities not held by such persons directly and inclusion in the table of shares not owned directly by such persons does not constitute an admission that such shares are beneficially owned by the director or officer for purposes of
Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.

                                                                 NUMBER OF SHARES OF         PERCENTAGE OF OUTSTANDING
                    NAME                                         COMMON STOCK OWNED             COMMON STOCK OWNED
                    ----                                         ------------------             ------------------
Tiffany & Co. International...............................       7,410,000(a)(b)                      44.8%

Jewelcor Management, Inc..................................       1,921,692(a)(c)                      11.5%

Robert L. Baumgardner ...................................          476,667(d)(e)                       2.8%

Seymour Holtzman ........................................        1,921,692(d)(e)(f)                   11.5%

James E. Quinn...........................................            5,000(d)(e)                       *

Patrick B. Dorsey........................................            5,000(d)(e)                       *

Patrick J. Hopper .......................................          316,667(d)(e)                       1.9%

Charles M. Pepper........................................           97,010(d)(e)(g)                    *

Patrick J. Heron II......................................           38,667(d)(e)                       *

All current directors and executive officers
   as a group (7 persons) ...............................        2,860,703(f)(h)                      14.8%

-------------------------------
*        Less than 1%.

(a) Addresses are as follows: Tiffany & Co. International, 727 Fifth Avenue, New York, New York 10022; and Jewelcor Management, Inc., 100 N. Wilkes-Barre Blvd., Wilkes-Barre, Pennsylvania 18702.

(b) The information regarding the beneficial ownership of Common Stock by Tiffany & Co. International, was obtained from its statement on
         Schedule 13D, filed with the Commission on May 10, 2001. Such statement discloses that Tiffany & Co. International, and its parent company, Tiffany and Company, possess shared dispositive and voting power over 7,410,000 shares of Common Stock.

(c) The information regarding the beneficial ownership of Common Stock by Jewelcor Management, Inc. was obtained from its statement on Amendment No. 11 to Schedule 13D, filed with the Commission on August 22, 2001, and discussions with counsel to Jewelcor Management, Inc. Seymour Holtzman is the Chief Executive Officer and principal stockholder of Jewelcor Management, Inc. The beneficial ownership of Common Stock of Seymour Holtzman and Jewelcor Management, Inc. is as follows: Jewelcor Management, Inc. possesses sole voting and dispositive power over 1,688,692 shares of Common Stock and 100,000 shares of Common Stock underlying currently exercisable options to purchase Common Stock; and Seymour Holtzman possesses sole voting and dispositive power over 133,000 shares of Common Stock underlying currently exercisable options to purchase Common Stock.

(d) Includes shares of Common Stock which the directors and named executive officers have the right to acquire through the exercise of stock options within 60 days of December 3, 2001 as follows: Robert L. Baumgardner, 476,667; Seymour Holtzman, 233,000, of which 133,000 were issued to Seymour Holtzman and 100,000 were issued to Jewelcor Management, Inc.; James E. Quinn, 5,000; Patrick B. Dorsey, 5,000; Patrick J. Hopper, 316,667; Charles M. Pepper, 36,667; and Patrick J. Heron II, 38,667. Does not include shares of Common Stock which the directors and officers did not have the right to acquire through the exercise of options not exercisable within 60 days of December 3, 2001 as follows: Robert L. Baumgardner, 173,333; Patrick J. Hopper, 33,333; Charles M. Pepper, 38,333; and Patrick J. Heron II, 11,333.

(e) Address is c/o Little Switzerland, Inc., 161-B Crown Bay, St. Thomas, U.S.V.I. 00802.

(f) The shares of Common Stock deemed to be beneficially owned by Seymour Holtzman include the shares deemed to be beneficially owned by Jewelcor Management, Inc. See footnote (c) above.

(g) Includes 39,343 shares of Common Stock for which Charles M. Pepper possesses sole voting and dispositive power and 21,000 shares of Common Stock for which Charles M. Pepper and Brenda Pepper share voting and dispositive power.

(h) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

                          PROPOSAL ONE: APPROVAL OF THE
            REPEAL OF ARTICLE VII OF THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted a resolution approving, and requesting that the stockholders authorize, an amendment to the Company's current Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to repeal Article VII thereof which will eliminate the division of directors into three classes (the "Staggered Board") and replace it with a single class of directors who are elected annually.

         Article VII, Section 3 of the current Certificate of Incorporation provides as follows:

         Section 3.  Number and Terms of Directors.

         Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of preferred stock to elect Directors, the number of Directors of the Corporation shall be fixed from time to time by or in the manner provided in the Corporation's By-Laws. The Directors, other than those who may be elected by the holders of any class or series of preferred stock, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws, with one class to be elected annually.

         The Staggered Board was adopted by the Company as a means of preventing a takeover of the Company by a "hostile" board elected as the result of a successful stockholder initiative proposing an alternative slate of directors at an annual meeting. The Board of Directors believes that it should no longer retain a provision for a Staggered Board because of the Board of Directors' desire to remove certain anti-takeover defenses from the Company's constituent documents and the negative perception among many potential investors and investor groups concerning staggered boards in general. Therefore, subject to stockholder approval, the Board of Directors has resolved to repeal Article VII of the Certificate of Incorporation.

         In conjunction with its approval of the above amendment to repeal
Article VII of the Certificate of Incorporation, the Board of Directors acted by unanimous written consent of directors, dated as of December 20, 2001, subject to the approval of this Proposal One, to amend and restate the Company's By-Laws (which also provide for a Staggered Board), and in connection therewith provide for the annual election of all directors as follows:

         SECTION 1. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at the Annual Meeting of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

         If this proposed amendment to Article VII of the Certificate of Incorporation is not authorized by the stockholders, the Company will continue with the Staggered Board. If this amendment is authorized, the Company will file a certificate with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
       ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE VII OF THE CERTIFICATE
                                OF INCORPORATION


                       PROPOSAL TWO: ELECTION OF DIRECTORS

         At the Annual Meeting, two Class I directors are to be elected, such directors to hold office, subject to the Company's By-Laws, until the annual meeting for fiscal 2004 and until their successors have been elected and qualified or until their earlier death, resignation or removal. The Board of Directors has nominated Robert L. Baumgardner and James E. Quinn for election as Class I directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Robert L. Baumgardner and James E. Quinn as Class I directors. Each of Mr. Baumgardner and Mr. Quinn have agreed to stand for election and to serve if elected as a director. However, if either Mr. Baumgardner or Mr. Quinn fails to stand for election or is unable to accept the position if elected, properly executed proxies voting in favor of such nominees will be voted for the election of such other persons as the Board of Directors may nominate.

         While the directors elected at the Annual Meeting will be elected for a term of three years and until their successors shall be elected and shall have qualified, if Proposal One is approved, the terms of all directors in office when the amendment to the Certificate of Incorporation contemplated by Proposal One becomes effective (including the directors elected at the Annual Meeting) will expire at the annual meeting of stockholders to be held for fiscal 2002. In that case, the directors elected at the Annual Meeting will effectively be elected for a term of one year and the terms of office of the Class II and III directors, who have remaining terms of one and two years, respectively, will effectively have their terms reduced and will stand for election at the next annual meeting (for fiscal 2002).

         The Board of Directors recommends that you vote FOR its proposal to elect Robert L. Baumgardner and James E. Quinn as Class I directors of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is a list of our directors and executive officers and their principal occupations during the past five years. The Board of Directors currently consists of 4 members, and is divided into three classes, with two directors in Class I and one director in each of Classes II and III. Directors serve for three-year terms, with one class of directors being elected by the Company's stockholders at each annual meeting. The Company is actively seeking a qualified candidate for a vacancy on the Board of Directors, to be designated a Class II director, and may fill the vacancy if a qualified candidate is agreed upon and consents to serve.

                      NAME:                             AGE:                   POSITION(S) WITH COMPANY:
                      -----                             ----                   -------------------------
         Robert L. Baumgardner.................          55        President, Chief Executive Officer and  Class I director
         Seymour Holtzman......................          65        Chairman of the Board and a Class III director (term expires at the annual meeting for fiscal 2003)
         James E. Quinn........................          49        Class I director
         Patrick B. Dorsey.....................          50        Class II director (term expires at the annual meeting for
                                                                       fiscal 2002)
         Patrick J. Hopper.....................          39        Chief Financial Officer, Executive Vice President and Treasurer
         Charles M. Pepper.....................          55        Senior Vice President of Retail Operations
         Patrick Heron.........................          36        Vice President and General Merchandise Manager

         Robert L. Baumgardner was appointed President and Chief Executive Officer and elected as a Class I director effective as of August 17, 1999. From September 1998 to August 1999, Mr. Baumgardner was Senior Vice President of Zale Corporation's Bailey Banks and Biddle Division in Dallas, Texas. From May 1994 to September 1998, Mr. Baumgardner held senior management positions with Mayors of Coral Gables, Florida. Prior to May 1994, Mr. Baumgardner held various senior level positions at Tiffany and Company.


         Seymour Holtzman has been a Class III Director since December 1999. Mr. Holtzman is Chairman and Chief Executive Officer of Jewelcor Management Inc.; C.D. Peacock Inc.; and S.A. Peck & Company; Chairman of the Board of Directors of Designs, Inc. and Musicmaker.com, and is also a member of the Board of Directors and Compensation Committee of Ambanc Holding Company, Inc. From 1973 to 1988, Mr. Holtzman served as President and Chief Executive Officer of Jewelcor Incorporated. From 1986 to 1988, Mr. Holtzman served as Chairman and Chief Executive Officer of Gruen Marketing Corporation.

         James. E. Quinn was appointed as a Class I Director effective May 1, 2001. Mr. Quinn has served as Vice Chairman of Tiffany and Company since 1998 and has been a director of Tiffany and Company since 1995. From 1986 to 1998, Mr. Quinn held various senior management positions with Tiffany and Company. Mr. Quinn is also a member of the Board of Directors of BNY Hamilton Funds, Inc. and Mutual of America Capital Management.

         Patrick B. Dorsey was appointed a Class II Director effective May 1, 2001. Mr. Dorsey has served as Senior Vice President - General Counsel and Secretary of Tiffany and Company since July 1985.

         Patrick J. Hopper was appointed Vice President-Finance in June 1999 and subsequently was appointed Chief Financial Officer, Executive Vice President and Treasurer in July 1999. From January 1998 to January 1999, Mr. Hopper served Tesco PLC as Director of Central European Projects. From April 1996 to January 1998, Mr. Hopper served Tesco PLC as Chief Financial Officer of Tesco PLC for the Czech and Slovak Republic. From January 1994 to April 1996, Mr. Hopper served as Director of Finance and Administration of K-Mart Corporation in the Czech and Slovak Republic.

         Charles M. Pepper was appointed Senior Vice President of Retail Operations in February 2000. From June 1994 to February 2000, Mr. Pepper was Director of Store Operations for Cardow Jewelers of St. Thomas, U.S.V.I.

         Patrick J. Heron II was appointed Vice President and General Merchandise Manager in January 2000. From September 1999 to January 2000, Mr. Heron served the Company as its watch buyer. From 1996 to September 1999, Mr. Heron served Tourneau as a merchandise manager.

REQUIRED VOTE

         Directors will be elected by a plurality of the votes cast at the Annual Meeting, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ELECTION OF THE NOMINEES,
                    ROBERT L. BAUMGARDNER AND JAMES E. QUINN


BOARD MEETINGS AND COMMITTEES

         The Board of Directors held 27 meetings during Fiscal 2001, including regular meetings and special meetings. The Company currently has an Audit Committee and a Compensation

Committee. The Company does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee held 1 meeting during Fiscal 2001. The current members of the Audit Committee are Seymour Holtzman, James E. Quinn and Patrick
B. Dorsey. James E. Quinn and Patrick B. Dorsey are independent directors within the meaning of Nasdaq MarketPlace Rule 4460(d)(2)(A). Seymour Holtzman is not an independent director within the meaning of Nasdaq MarketPlace Rule 4460(d)(2)(A) because he was paid by the Company, directly and through his affiliate, Jewelcor Management, Inc., in excess of $60,000 during Fiscal 2001. However, the Board of Directors believes it is in the best interests of the Company that Mr. Holtzman serve on the Audit Committee based on his experience and knowledge of financial matters. The Board has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

         The Compensation Committee held one meeting during Fiscal 2001. The current members of the Compensation Committee are Seymour Holtzman and James E. Quinn. The Compensation Committee has the authority and duty to fix the compensation of officers of the Company and approve the making of employment contracts between the Company and its officers. The Compensation Committee also has authority to interpret the provisions and supervise the administration of the Company's stock-based incentive plans and to grant options outside of such plans and the authority to review all matters relating to the personnel of the Company.

         During Fiscal 2001 each director attended not less than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees thereof on which he served.


                   PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO
           THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 20,000,000 shares to 25,000,000 shares. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of our stockholders at the Annual Meeting. The Board reserves the right, notwithstanding stockholder approval, and without further action by the stockholders, to determine not to proceed with this proposed increase in the authorized Common Stock if, at any time prior to the filing of the proposed amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the increase in the authorized Common Stock is no longer in the best interests of the Company and its stockholders.

         If this proposal is approved and Proposal Four is not approved, Section 1 of Article IV of the Certificate of Incorporation will be amended by striking the first sentence of Article IV, Section 1 and substituting in lieu thereof the following sentence:

         The total number of shares of capital stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares, of which (a) twenty-five million (25,000,000) shares shall be common stock, par value $0.01 per share (the "common stock"), and (b) five million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the "preferred stock").

         If both this proposal and Proposal Four are approved, Article IV of the current Certificate of Incorporation will be amended and restated in its entirety to read as follows:

         The total number of shares of capital stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares, of which (a) twenty-five million (25,000,000) shares shall be common stock, par value $0.01 per share (the "common stock") and (b) five million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the "preferred stock"). The shares of preferred stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of all or any of the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL.

         The objective of the increase in the authorized number of shares of Common Stock is to ensure that the Company has a sufficient number of shares authorized for future issuances. As of December 3, 2001, there were approximately 16,526,070 shares of Common Stock issued and outstanding, 531,500 shares reserved for issuance under the Company's 1991 Stock Option Plan, 150,000 shares reserved for issuance under the 1992 Non-Employee Directors' Nonqualified Stock Option Plan, 1,700,000 shares reserved for issuance under the 2000 Stock Option Plan, 625,000 shares reserved for issuance for other equity-based compensation arrangements and 50,000 shares reserved for issuance for outstanding warrants to purchase Common Stock. The sum of all shares of Common Stock issued and reserved for issuance as of December 3, 2001 was 19,582,570, and thus the shares of authorized but unissued and unreserved Common Stock available for issuance was only 417,430 shares.

         The Board of Directors believes that the number of shares of Common Stock available for issuance is no longer sufficient and that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or to obtain the right to market complementary merchandise. Although the Company has no present obligation to issue additional shares of Common Stock

(except pursuant to employee incentive plans and outstanding convertible securities), the Company may, in the future, conduct discussions with third parties with respect to potential acquisitions or investments. However, the Company has no current plans, agreements or commitments, and is not currently engaged in any negotiations, with respect to any such transactions.

         The increase in the authorized shares of Common Stock will not have any immediate effect on the rights of existing stockholders. If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange or quotation system on which shares of Common Stock are then listed or traded. Except for Tiffany & Co. International, Inc. and Jewelcor Management, Inc., current holders of Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company"s current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company"s current stockholders.

         The increase in the number of authorized shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of stock could have the effect of diluting the book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

         The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including:

         ELECTION AND REMOVAL OF DIRECTORS. The Company's Certificate of Incorporation provides for the division of the Board of Directors into three classes, as nearly equal in number as possible, with the directors in each class serving for a three-year term, and one class being elected each year by the stockholders. This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company and may maintain the incumbency of the Board of Directors, as it generally makes it more difficult for stockholders to replace a majority of the directors. If Proposal One is approved by stockholders, the Certificate of Incorporation will no longer have such a provision for a Staggered Board and the nominees for the entire Board of Directors will be voted upon by stockholders at each annual meeting.

         NO CUMULATIVE VOTING. The Company's Certificate of Incorporation and By-Laws do not provide for cumulative voting in the election of directors. Cumulative voting allows a minority stockholder to vote a portion or all of its shares for one or more candidates for seats on the Board of Directors. Without cumulative voting, a minority stockholder will not be able to gain as many seats on the Board of Directors based on the number of shares of Common Stock that such stockholder holds than if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on the Board of Directors and to influence the Board's decisions regarding a takeover.

         UNDESIGNATED PREFERRED STOCK. The Company's Certificate of Incorporation (whether or not amended at the Annual Meeting) authorizes the Board of Directors to issue up to 5,000,000 shares of preferred stock. The Board of Directors has the authority to issue the preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights and rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series and the designation of such series, without further vote or action by the stockholders. The authorization of undesignated preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change the control of the Company. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

         If this proposed amendment to Article IV of the Certificate of Incorporation is not authorized by the stockholders, the number of authorized shares will not be increased. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective on the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS


            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
            THE ADOPTION OF THE PROPOSAL TO AMEND THE CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK


             PROPOSAL FOUR: APPROVAL OF A PROPOSAL TO AMEND CERTAIN PROVISIONS OF ARTICLE IV OF THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation that would amend certain provisions of Article IV relating to rights of the holders of Common Stock that are duplicative of rights already provided under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and repeal the designation of the Series A Junior Participating Cumulative Preferred Stock (the "Series A Stock"), all the shares of which have previously been canceled. The Board of Directors does not intend to issue any additional shares of the Series A Stock. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of the stockholders at the Annual Meeting.

         If both this proposal and Proposal Three are approved, Article IV of the current Certificate of Incorporation will be amended and restated in its entirety to read as follows:

         The total number of shares of capital stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares, of which (a) twenty-five million (25,000,000) shares shall be common stock, par value $0.01 per share (the "common stock"), and (b) five million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the "preferred stock"). The shares of preferred stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of all or any of the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL.

         If the stockholders approve this proposal, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective on the filing thereof. If this amendment is not approved by stockholders, the relevant provisions of the current Certificate of Incorporation will continue in effect.

         The Board of Directors desires to simplify the current Certificate of Incorporation and eliminate provisions that serve as anti-takeover devices. The provisions of Article IV of the current Certificate of Incorporation applicable to the Common Stock contain provisions that are already contemplated by the Delaware General Corporation Law, the state corporate statute applicable to the Company and its securities. Other provisions of the current Certificate of Incorporation applicable to the Series A Stock unduly complicate the Certificate of Incorporation and contain anti-takeover provisions. In addition, the current Certificate of Incorporation sets forth detailed provisions concerning the terms of the Series A Stock, all of the shares of which have been canceled. For these reasons, the Board of Directors believes it is in best interests of the Company and its stockholders to amend and restate Article IV as described above.

         Whether or not this proposal is approved by the stockholders, the Certificate of Incorporation authorizes the Board of Directors to issue up to 5,000,000 shares of preferred stock. The Board of Directors has the authority to issue the preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights and rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series and the designation of such series, without further vote or action by the stockholders. The authorization of undesignated preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change the control of the Company. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

         These factors notwithstanding, the Board of Directors believes it is prudent for the Company to have a reserve of shares of preferred stock that may be issued in capital-raising transactions and for other corporate purposes. Investors in today's business environment often wish to invest in the preferred stock of a company with flexible terms that may be negotiated. The proposed restated Article IV set forth above will, among other things, permit the Board of Directors to respond quickly to a beneficial capital-raising opportunity.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS


          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
             ADOPTION OF THE PROPOSAL TO AMEND CERTAIN PROVISIONS OF
                 ARTICLE IV OF THE CERTIFICATE OF INCORPORATION


          PROPOSAL FIVE: APPROVAL OF A PROPOSAL TO REPEAL ARTICLE V OF
                        THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation that would repeal Article V of the Certificate of Incorporation. Article V addresses certain business combinations with interested stockholders, as discussed below. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of the stockholders at the Annual Meeting.

         The current Certificate of Incorporation requires the affirmative vote of the holders of two-thirds of the outstanding voting securities of the Company before the Company can engage in certain transactions with an "Interested Stockholder", defined in the Certificate of Incorporation to be a person owning 15% or more of the voting securities of the Company, subject to certain exceptions. These provisions were intended to serve as an anti-takeover device and may have the effect of delaying, deterring or preventing a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to eliminate certain anti-takeover devices from the Company's constituent documents and believes that the repeal of Article V is in the best interests of the Company and its stockholders. Further, Section 203 of the Delaware General Corporation Law provides the Company with certain protections against takeover attempts by certain interested stockholders as that term is defined in Section 203. The Board of Directors believes that Section 203 provides the Company with adequate protection against abusive and unwanted takeover tactics.

         If this proposed amendment to Article V of the Certificate of Incorporation is not authorized by the stockholders, Article V will not be repealed and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
        ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE V OF THE CERTIFICATE
                                OF INCORPORATION


           PROPOSAL SIX: APPROVAL OF PROPOSAL TO REPEAL ARTICLE VI OF
                        THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation to repeal Article VI of the Certificate of Incorporation. Article VI addresses stockholder action as discussed below. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of our stockholders at the Annual Meeting.

         Article VI of the current Certificate of Incorporation provides, among other things, that any action permitted to be taken by stockholders must be taken at an annual or special meeting of stockholders and that special meetings of stockholders may only be called by the Board of Directors, the Chairman of the Board or the President of the Company. The Board of Directors believes that
Article VI is not in the best interests of stockholders. Subject to stockholder approval of certain proposals in this Proxy Statement relating to the Certificate of Incorporation, the Board of Directors has adopted By-Law provisions that permit a special meeting of the Company to be called by the Board of Directors, certain enumerated officers of the Company and by stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote on matters presented to the stockholders of the Corporation for their approval. The Board of Directors believes that this By-Law provision is protective of and favorable to the interests of stockholders.

         If this proposed amendment to Article VI of the Certificate of Incorporation is not authorized by the stockholders, Article VI will not be repealed and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
             VOTE FOR THE ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE VI
                        OF THE CERTIFICATE OF INCORPORATION

           PROPOSAL SEVEN: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF
                ARTICLE VIII OF THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation, which would amend and restate
Article VIII of the Certificate of Incorporation. Article VIII addresses limitation of liability of directors. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of stockholders at the Annual Meeting. Article VIII of the current Certificate of Incorporation provides for the limitation of liability of the Company's directors. The Board of Directors has resolved to amend and restate Article VIII without changing its substance and to add a provision to the Certificate of Incorporation providing for the indemnification of directors to the fullest extent allowable under the Delaware General Corporation Law as follows:

         FIFTH: A director of the Corporation shall, to the full extent permitted by the DGCL as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article FIFTH, nor the adoption of any provision of this Second

Amended and Restated Certificate of Incorporation inconsistent with this Article FIFTH, shall eliminate or reduce the effect of this Article FIFTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article FIFTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

         SIXTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         The Board of Directors believes the proposed amendments set forth above are standard and appropriate protections for directors of corporations incorporated in Delaware. Such limitation of liability and indemnification provisions facilitate persons serving on the Board of Directors and thus benefit the Company by encouraging highly-qualified persons to serve in such capacity.

         If this proposed amendment and restatement of Article VIII of the Certificate of Incorporation is not authorized by the stockholders, Article VIII will not be amended and restated and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
         ADOPTION OF THE PROPOSAL TO AMEND AND RESTATE ARTICLE VIII OF
                        THE CERTIFICATE OF INCORPORATION

        PROPOSAL EIGHT: APPROVAL OF AN AMENDMENT TO REPEAL ARTICLE IX OF
                        THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of

Incorporation that would repeal Article IX of the Certificate of Incorporation.
Article IX addresses standards for the Board of Directors' evaluations of merger or acquisition offers or proposals in respect of the Company as discussed below. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of our stockholders at the Annual Meeting.

         Article IX of the current Certificate of Incorporation provides that in connection with a merger or acquisition proposal in respect of the Company, the Board of Directors may, in exercising its judgment, consider a number of factors including the social and economic effects of the proposal, suppliers, customers, the regional economy, as well as other factors. As described in prior proposals, the Board of Directors desires to remove from the Certificate of Incorporation certain anti-takeover provisions and devices that may be used to the detriment of stockholders. The Board of Directors believes that its fiduciary duties to stockholders should be paramount in any decisions relating to a change of control of the Company and that Article IX is not consistent with such duties and thus should be repealed.

         If this proposed amendment to Article IX of the Certificate of Incorporation is not authorized by the stockholders, Article IX will not be repealed and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE IX OF THE
                          CERTIFICATE OF INCORPORATION


          PROPOSAL NINE: APPROVAL OF AN AMENDMENT TO REPEAL ARTICLE X OF
                        THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation, which would repeal Article X of the Certificate of Incorporation. Article X addresses the amendment and restatement of the By-Laws as discussed below. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of stockholders at the Annual Meeting. Article X of the current Certificate of Incorporation provides, among other things, that the Board of Directors may amend the Company's By-Laws and that the stockholders may amend or repeal any By-Law adopted by the Board of Directors. The Board of Directors believes that the provision relating to amendment of the By-Laws is more properly addressed within the By-Laws themselves. Accordingly, the Board of Directors has adopted the following By-Law provision:

         SECTION 1 AMENDMENTS. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

         If this proposed repeal of Article X of the Certificate of Incorporation is not authorized by the stockholders, Article X will not be repealed and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
              ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE X OF THE
                          CERTIFICATE OF INCORPORATION

           PROPOSAL TEN: APPROVAL OF AN AMENDMENT TO REPEAL ARTICLE XI
                      OF THE CERTIFICATE OF INCORPORATION

         In a meeting held on December 13, 2001, the Board of Directors adopted resolutions approving, and requesting that the stockholders authorize, an amendment to the Certificate of Incorporation, which would repeal Article XI of the Certificate of Incorporation. Article XI addresses, among other things, amendment of the Certificate of Incorporation. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of stockholders at the Annual Meeting.

         Article XI of the current Certificate of Incorporation provides, among other things, that a stockholder vote of two-thirds of the outstanding shares is required to amend the Certificate of Incorporation. This requirement is well in excess of the simple majority vote of outstanding shares required for such amendment under the Delaware General Corporation Law. Such a super-majority voting provision may have the effect of deterring or delaying proposals relating to a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to remove certain anti-takeover devices present in the Company's constituent documents. Accordingly the Board of Directors believes it is in the best interests of stockholders to repeal Article XI of the Certificate of Incorporation.

         If this proposed amendment of Article XI of the Certificate of Incorporation is not authorized by the stockholders, Article XI will not be amended and repealed and will remain in effect. If this amendment is authorized, the Company will file a certificate with the Delaware Secretary of State in the form of the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Annual Meeting, reflecting the changes resulting from the amendment and to become effective upon the filing thereof.

REQUIRED VOTE

         The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
              ADOPTION OF THE PROPOSAL TO REPEAL ARTICLE XI OF THE
                          CERTIFICATE OF INCORPORATION


                      PROPOSAL ELEVEN: APPROVAL OF THE 2002
                          EMPLOYEE STOCK PURCHASE PLAN

GENERAL

         The stockholders of the Company are asked to approve the Company's 2002 Employee Stock Purchase Plan (the "Purchase Plan"). The Board of Directors adopted the Purchase Plan effective as of July 1, 2002, subject to stockholder approval. The Plan is intended to provide eligible employees of the Company and its subsidiaries with the opportunity to purchase shares of the Company's Common Stock through convenient payroll deductions and at a discount. The Board of Directors believes that this will give employees the opportunity to acquire an additional interest in, and a further incentive to promote, the growth of the Company. The Purchase Plan is intended to replace the Little Switzerland, Inc. 1992 Employee Stock Purchase Plan, which terminated in July 2001. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the Purchase Plan.

         A maximum of 300,000 shares of the Company's authorized and unissued Common stock will be reserved for offering under the Purchase Plan. However, the Purchase Plan also provides for its share reserve to be increased by the Board up to the 300,000 share maximum in the event the Plan's share reserve falls to 100,000 shares. The Purchase Plan's replenishment feature is intended to ensure that the plan maintains an ample share reserve for the benefit of eligible participating employees.

         Participation in the Purchase Plan will be open to all employees of the Company and its subsidiaries who meet the Plan's eligibility requirements. In general, any employee who is customarily employed by the Company for 20 hours or less per week or for less than five months each calendar year will not be eligible to participate in the plan.

         At the beginning of each twelve-month period, commencing with the first business day in July 2002, eligible employees will be granted the right to purchase up to 20,000 shares at a price equal to 85% of the fair market value of the Company's Common Stock at either the beginning or end of the offering period, whichever is lower. Employees electing to participate in the Purchase Plan may purchase stock by executing a subscription agreement and authorizing payroll deductions in an amount not less than $3.00 per week and not more than 15% of their gross basic compensation per payroll period. In no event shall an employee purchase Common Stock under the Purchase Plan and under all other employee stock purchase plans of the Company or its subsidiaries at a rate which exceeds $25,000 of the fair market value of such stock for each calendar year. In addition, in no event shall any participating employee purchase more than 20,000 shares of the Company's Common Stock in any offering period. Payroll deductions to purchase Common Stock shall continue to be made until the purchase date, which shall be the last business day of each applicable twelve-month period. Rights with respect to any shares not purchased on such date will automatically lapse.

         The Company will maintain a separate payroll deduction account for each participating employee. The amounts credited to these accounts will be applied in accordance with the provisions of the Purchase Plan and will bear no interest. Any amount paid into the Purchase Plan in excess of the purchase price as determined on a purchase date will be credited to the employee's account for the next succeeding offering or refunded, if requested. Any participating employee may cancel his participation in the Purchase Plan at any time up to ten business days prior to a purchase date by giving written notice of cancellation to the Company, in which event the amount then held for the employee in the special account will be refunded without interest.

         The Purchase Plan contains provisions to prevent dilution in case of stock dividends, stock splits, and changes in the structure of shares of the Common Stock of the Company. The Purchase Plan may be amended, modified or discontinued at any time by the Board of Directors, except that existing rights of employees may not be adversely affected, the number of shares reserved under the Purchase Plan may not be increased (other than as provided under the plan's share replenishment feature), and the formula for determining the purchase price of shares may not be changed.

         Unless earlier terminated, the Purchase Plan will automatically terminate on July 1, 2012.

         The foregoing summary of the Purchase Plan is qualified in its entirety by reference to the Purchase Plan, a copy of which is annexed to this Proxy Statement as Exhibit B.

FEDERAL INCOME TAX TREATMENT

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, as amended. Neither the grant of a right to purchase shares under the Purchase Plan nor the purchase of such shares will have any immediate tax consequence for a participating employee. If the participating employee makes no disposition of the shares within two years from the date the right to purchase was granted to him nor within one year from the date the shares were purchased, upon subsequent disposition of the shares, he will realize ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the shares at the time the right to purchase was granted exceeded an amount equal to 85% of such fair market value (the purchase price if determined at such time) or (b) the amount by which the fair market value of the shares on the date of the disposition exceeded the price paid by the employee. Any further gain will be taxed at capital gains rates. No income tax deduction will be allowed to the Company with respect to shares purchased under the Purchase Plan by a participating employee provided such shares are held for the required periods. The earlier disposition of the shares will result in any excess of the fair market value of the shares at the time of purchase over the purchase price being treated as income in the nature of compensation taxable to the employee at ordinary income tax rates in the year in which the disposition occurred, in which case the Company will be entitled to a corresponding deduction.

REQUIRED VOTE

         Approval of the Purchase Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
           THE ADOPTION OF THE PROPOSAL TO APPROVE AND ADOPT THE 2002
                          EMPLOYEE STOCK PURCHASE PLAN

                  PROPOSAL TWELVE: RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to audit the books and records of the Company for the fiscal year ended May 25, 2002. As a result of PricewaterhouseCoopers's knowledge of the Company's operations, and reputation in the auditing field, the Board of Directors believes that PricewaterhouseCoopers has the necessary personnel, professional qualifications and independence to act as the Company's auditors. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

REQUIRED VOTE

                  The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 25, 2002.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ADOPTION OF THE PROPOSAL TO RATIFY THE
                    APPOINTMENT OF THE INDEPENDENT AUDITORS

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF DIRECTORS

         Directors who are officers or employees of the Company receive no compensation for service as directors. Directors who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may from time to time determine. Non-employee directors each receive an annual retainer of $5,000, plus a fee of $2,500 for each Board of Directors meeting attended ($500 if such meeting is held via telephone conference) and $1,000 for each committee meeting attended ($500 if such meeting is held via telephone conference) if such meeting does not take place in conjunction with a regularly scheduled Board of Directors meeting. All directors are reimbursed for expenses incurred in connection with attendance at meetings.

         In order to align stockholder and director interests, in 1992 the Board of Directors established the 1992 Non-Employee Directors' Nonqualified Stock Option Plan (the "1992 Option Plan"). Pursuant to the 1992 Option Plan, and effective through July 17, 2000, each eligible non-employee director automatically received an option to purchase 3,000 shares of Common Stock on the last day of the Company's fiscal year. All options granted pursuant to the 1992 Option Plan vest and are immediately exercisable upon grant. All options granted under the 1992 Option Plan have an exercise price equal to the fair market value of a share of Common Stock on the grant date. On July 17, 2000, the Board of Directors voted to amend the 1992 Option Plan to allow the Company to grant stock options to non-employee directors outside of the 1992 Option Plan.

         During fiscal 2000, the Company established the 2000 Stock Option and Incentive Plan (the "2000 Option Plan") which calls for an automatic grant of 5,000 options to purchase Common Stock to all non-employee directors on the last day of the Company's fiscal year. This provision supersedes, as of July 17, 2000, the automatic grant of options to directors provided for under the 1992 Option Plan and the 1992 Option Plan was amended accordingly. The exercise price of all options granted under the 2000 Option Plan is equal to the fair market value of a share of Common Stock on the date of the grant and must be exercised within ten years of the date of the grant. Effective May 26, 2001, then eligible directors each received an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $1.40, the fair market value of the Common Stock on May 25, 2001, the trading day immediately preceding May 26, 2001.

              COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT

         The following table sets forth information concerning the total compensation of the Company's Chief Executive Officer and the three persons who were serving as executive officers at the end of Fiscal 2001 and earned in excess of $100,000 during Fiscal 2001. These four persons are hereinafter referred to collectively as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                                -------------------------------------
                                                 ANNUAL COMPENSATION                      AWARDS               PAYOUT
                                        ------------------------------------    -------------------------      ------
                                                                   OTHER        RESTRICTED
                                                                   ANNUAL         STOCK        SECURITIES       LTIP      ALL OTHER
NAME AND                                SALARY         BONUS      COMPEN-         AWARDS       UNDERLYING     PAYOUTS      COMPEN-
PRINCIPAL POSITIONS      FISCAL YEAR     ($)            ($)       SATION ($)       ($)          OPTIONS         ($)      SATION ($)
-------------------      -----------     ---            ---       ----------       ---         -----------      ---      ----------
Robert L. Baumgardner       2001       284,615        100,000     181,250(a)         --          250,000         --           --
  Chief Executive           2000       153,077(b)         --       93,750(c)         --          400,000         --       25,008(d)
  Officer                   1999            --            --           --            --               --         --           --

Patrick J. Hopper           2001       192,308         60,000      50,000(e)         --          250,000         --       14,372(f)
   CFO, Executive           2000       144,231(g)         --           --            --          100,000         --       30,000(f)
   Vice President           1999            --            --           --            --                          --
   and Treasurer

Michael Pepper              2001       125,000         20,000      20,000(e)     43,249           25,000         --           --
   Senior Vice              2000        33,654(h)         --           --            --           50,000         --           --
   President                1999            --            --           --            --               --         --           --
   of Store Operations

Patrick J. Heron II         2001       125,000         20,000      20,000(e)         --           34,000         --           --
   Vice-President           2000        84,135(h)         --           --            --           16,000         --           --
   and General              1999            --            --           --            --               --         --           --
   Merchandise Manager

------------
(a) Represents $150,000 retention payment and $31,250 of the $125,000 additional compensation that the Company agreed to pay Mr. Baumgardner upon the inception of his employment with the Company.

(b) Represents compensation paid in Fiscal 2000 based on an annual base salary of $200,000. Mr. Baumgardner's annual base salary was subsequently raised to $300,000.

(c) Represents a portion of the $125,000 in additional compensation that was paid in Fiscal 2000 that the Company agreed to pay Mr. Baumgardner upon the inception of his employment with the Company.

(d) Represents housing expenses paid by the Company in the relevant fiscal year.

(e)      Represents a retention payment made by the Company in Fiscal 2001.

(f) Represents moving expenses paid by the Company in the relevant fiscal year.

(g) Represents compensation paid in Fiscal 2000 based on an annual base salary of $150,000. Mr. Hopper's annual base salary was subsequently raised to $200,000.

(h) Represents compensation paid in Fiscal 2000 based on an annual base salary of $125,000.

STOCK OPTIONS

         The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during Fiscal 2001, and the number and value of unexercised options held by each of them at May 26, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                     AT ASSUMED ANNUAL RATES
                                                                                                     OF STOCK PRICE APPRECI-
                                                     INDIVIDUAL GRANTS                                ATION FOR OPTION TERM
                                 -------------------------------------------------------------     --------------------------
                                                  % OF TOTAL
                                 NUMBER OF          OPTIONS
                                 SECURITIES        GRANTED TO
                                 UNDERLYING        EMPLOYEES
                                  OPTIONS           IN FISCAL       EXERCISE        EXPIRATION
            NAME                  GRANTED             YEAR        PRICE ($)(a)        DATE             5% ($)        10% ($)
            ----                  -------             ----        -------------       ----             ------        -------
Robert L. Baumgardner......     100,000 (b)          15.1%            0.59           7/16/10           32,528         80,119
                                150,000 (c)          22.6%            0.78           1/15/11           64,505        158,880

Patrick J. Hopper..........     100,000 (b)          15.1%            0.59           7/16/10           32,528         80,119
                                150,000 (c)          22.6%            0.78           1/15/11           64,505        158,880

Charles M. Pepper..........      25,000 (b)           3.8%            0.59           7/16/10            8,132         20,030

Patrick J. Heron II........      34,000 (b)           5.1%            0.59           7/16/10           11,060         27,240

----------------
(a)      Fair market value of a share of Common Stock on the date of grant.

(b) Options vest as follows: 33.3% vest on the date of grant, with an additional 33.3% of the total grant vesting on each anniversary of the date of grant.

(c) As a result of the transaction with Tiffany & Co. International these option grants immediately vested as of May 1, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                            SHARES                         OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END
                          ACQUIRED ON        VALUE       ----------------------------     ----------------------------
NAME                     EXERCISE (#)   REALIZED ($)     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                     ------------   ------------     -----------    -------------     -----------    -------------
Robert L. Baumgardner         --              --           476,667         173,333         $385,600       $161,400

Patrick J. Hopper             --              --           316,667          33,333          219,500         27,000

Charles M. Pepper             --              --            36,667          38,333           22,100         19,650

Patrick J. Heron II           --              --            38,667          11,333           31,800          9,180

CONTRACTS WITH NAMED EXECUTIVE OFFICERS

         The following is a description of the employment contracts and arrangements with the Named Executive Officers.

         Mr. Baumgardner entered into an employment agreement with the Company effective as of August 17, 1999 and amended as of January 15, 2001 (the "Baumgardner Agreement"). Under the terms of the Baumgardner Agreement, Mr. Baumgardner has served as the President and Chief Executive Officer of the Company for a two-year term. The Baumgardner Agreement expired in August 2001. Mr. Baumgardner receives a base salary of $300,000 over each twelve-month period employed. Upon achievement of certain performance criteria, Mr. Baumgardner will be entitled to receive a bonus in an amount up to 75% of his base salary in each year. In addition, Mr. Baumgardner received additional compensation upon the inception of his employment in an aggregate amount equal to $125,000, payable in twelve monthly installments commencing on September 1, 1999. Mr. Baumgardner's employment may be terminated immediately by the Company for "cause" as defined in the Baumgardner Agreement. If Mr. Baumgardner's employment is terminated by the Company without cause, he is entitled to receive a lump sum payment equal to twelve months of base salary, plus any accrued but unpaid annual bonus which he has earned. On January 15, 2001, the Company and Mr. Baumgardner executed an amendment to his employment agreement relating to any change of control of the Company. Pursuant to the amended Baumgardner Agreement, if there is a Change of Control of the Company, as such term is defined in the Baumgardner Agreement, then Mr. Baumgardner is entitled to receive a lump sum payment equal to twelve months of base salary and any accrued but unpaid annual bonus which he has earned. On May 1, 2001, Tiffany & Co. International, a subsidiary of Tiffany and Company ("Tiffany"), purchased 7,410,000 newly-issued shares of Common Stock for $8.7 million, net of associated expenses, and Tiffany and the Company entered into several related loan agreements to provide the Company with a line of credit of up to $2.5 million through April 30, 2006 (collectively, the "Tiffany Transaction"). The Tiffany Transaction did not trigger the change-of-control provision of the Baumgardner Agreement. Mr. Baumgardner is also subject to certain non-competition provisions during the term of his employment. The Company and Mr. Baumgardner are currently discussing an extension of the Baumgardner Agreement and the terms of such extension.

         Mr. Hopper entered into an employment agreement with the Company effective as of June 7, 1999 and amended as of January 15, 2001 (the "Hopper Agreement"). Under the terms of the Hopper Agreement, Mr. Hopper served the Company as Vice President of Finance until July 2, 1999 and as Chief Financial Officer and Treasurer thereafter. The Hopper Agreement has a term of one year, automatically renewable for periods of one year, unless either party elects not to extend the term. Mr. Hopper receives an annual base salary of $200,000. Upon achievement of certain performance criteria, Mr. Hopper is entitled to receive a bonus in an amount of up to 37.5% of his base salary in each year. Mr. Hopper's employment may be terminated immediately by the Company for "cause" as defined in the Hopper Agreement. On January 15, 2001, the Company and Mr. Hopper executed an amendment to his employment agreement relating to any change of control of the Company. Pursuant to the amended Hopper Agreement, if there is a Change of Control of the Company, as such term is defined in the Hopper Agreement, then Mr. Hopper is entitled to receive a lump sum payment equal to twelve months of base salary and any accrued but unpaid annual bonus which he has earned. The Tiffany Transaction did not trigger this provision of the Hopper Agreement.

         There are currently no employment agreements in effect between the Company and Charles M. Pepper or Patrick J. Heron II.

STOCK-BASED COMPENSATION

         The stock option plans of the Company were the primary means of providing long-term or stock-based compensation to the Company's executive officers during Fiscal 2001. Stock-based compensation provides executive officers with opportunities for capital accumulation, promotes long-term executive retention and, by fostering in executive officers a proprietary interest in the Company, aligns their interests with those of the Company's stockholders.

         The Compensation Committee may, in its discretion, grant options to purchase shares of Common Stock to any officer or other employee who, in the judgment of the Compensation Committee, is in a position to contribute significantly to the Company's success.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee also determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

         The Company's executive compensation program is part of a Company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and it utilizes incentives so that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

         A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of corporate and individual goals. The Company does not have a defined benefit plan. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

         Executive and employee compensation include salary, employment-related benefits, and long-term incentive compensation, as follows:

         BASE SALARY. Salaries are set competitively relative to the U.S. retail industries with which the Company competes for its highly skilled personnel. Individual experience and performance are considered when setting salaries within the range for each position.

         ANNUAL INCENTIVE BONUSES. Executive officers are eligible for annual incentive bonuses determined as a percentage of base salary as specified in the executive's employment agreement with the Company. The amount of annual incentive bonuses paid is based on the achievement of specified performance criteria that are set and evaluated by the Compensation Committee. The Compensation Committee reserves the right to award annual incentive bonuses based on subjective criteria relating to the individual performance of the executive officer.

         BENEFITS. All employees are eligible for similar benefits, such as health, disability and life insurance.

         STOCK-BASED COMPENSATION. The Company seeks to align executive and employee interests with those of stockholders by using grants of stock options. Such grants generally vest over time to encourage continued employment with the Company, though some grants provide for immediate vesting. The size of grants is tied to comparative retail industry practices. Stock option grants made to the Named Executive Officers in Fiscal 2001 are discussed above under "Stock Options."

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee believes that the total compensation for Fiscal 2001 to Mr. Baumgardner was fair to him, the Company and its stockholders. The Compensation Committee bases this conclusion on the following factors: (a) cash compensation levels approximate marketplace standards and rise above that level only when Company performance warrants, and therefore fixed compensation costs have been relatively low; (b) the grant of stock options has been judicious; and (c) the compensation program has enabled the Company to retain and attract top executive talent.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally prohibits the Company from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Named Executive Officers. The Company may continue to deduct compensation paid to the Named Executive Officers in excess of $1,000,000 if the payment of that compensation qualifies for an exception, including an exception for certain performance-based compensation.

         The Compensation Committee believes that Section 162(m) should not cause the Company to be denied a deduction for Fiscal 2001 compensation paid to the Named Executive Officers. The Compensation Committee will continue to work to structure deductibility under Section 162(m) while at the same time considering the goals of its executive compensation policies.

                                      Respectfully submitted,

                                      Seymour Holtzman
                                      James. E. Quinn


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 26, 2001 for filing with the Securities and Exchange Commission (the "Commission").

                                      Respectfully submitted,

                                      Seymour Holtzman
                                      James E. Quinn
                                      Patrick B. Dorsey


AUDIT AND RELATED FEES

AUDIT FEES

         The audit fees billed by PricewaterhouseCoopers LLP for its audit of the Company's consolidated financial statements for Fiscal 2001 were approximately $169,879. The audit fees billed by Arthur Andersen LLP for its reviews of the Company's unaudited condensed consolidated quarterly financial statements during Fiscal 2001 were approximately $90,026.

ALL OTHER FEES

         In Fiscal 2001, PricewaterhouseCoopers and Arthur Andersen billed the Company approximately $23,064 and $18,500, respectively, in connection with miscellaneous professional services, principally in the area of tax and employee benefits, for Fiscal 2001. The Audit

Committee does not believe that the other fees billed by PricewaterhouseCoopers and Arthur Andersen in respect of Fiscal 2001 impaired their independence.

CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT

         Effective May 29, 2001, the Company, on the recommendation of the Board of Directors (acting at its May 24, 2001 meeting), replaced its then current independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and appointed PricewaterhouseCoopers LLP as its independent auditors. The above-referenced change of independent auditors was made in connection with the Tiffany Transaction.

         The reports of Arthur Andersen on the financial statements of the Company for the fiscal years ended May 27, 2000 and May 29, 1999 did not contain an adverse opinion or disclaimer of opinion. Furthermore, such reports were not qualified or modified as to audit scope or accounting principles, and there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Arthur Andersen's reports for the fiscal years ended May 27, 2000 and May 29, 1999 contained a explanatory paragraph regarding the Company's ability to continue as a going concern.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Seymour Holtzman, a Class III director and Chairman of the Board of the Company, is President, Chief Executive Officer and principal stockholder of Jewelcor Managment, Inc. ("Jewelcor"), a 11.6% stockholder of the Company. In accordance with the Company's compensation policies for its outside directors, Mr. Holtzman was paid director's fees of $24,000 and was awarded 130,000 options to purchase Common Stock in connection with his service on the Board of Directors during Fiscal 2001. The Company also paid Mr. Holtzman a total of $5,000 plus expenses in connection with his attendance at meetings with prospective investors during Fiscal 2001.

         On July 17, 2000, the Company issued 100,000 fully vested options to purchase Common Stock to Jewelcor, at an exercise price of $0.59 per share, in consideration of certain agreed upon services. The Company recorded approximately $49,000 of selling, general and administrative expense, representing the estimated fair value of the options, in connection with this transaction.

         During Fiscal 2001, the Company entered into a consulting agreement (the "Consulting Agreement") with Jewelcor for services for its assistance in developing and implementing a strategic plan for the Company and for other related consulting services as agreed upon between Jewelcor and the Company. As compensation for these services, Jewelcor received 307,692 shares of Common Stock in lieu of a cash payment of $240,000. The amount of shares issued to Jewelcor was determined by dividing $240,000 by the closing price of the Common Stock on the OTC Bulletin Board on January 15, 2001. The Consulting Agreement also provides that the Company will reimburse Jewelcor for actual and direct out-of-pocket expenses and receive a transaction fee upon the consummation of a "Transaction" as defined in the Consulting Agreement. On May 1, 2001, in connection with the Tiffany Transaction, the Company terminated the Consulting Agreement with Jewelcor. Jewelcor was reimbursed $49,132 of expenses in connection with the Tiffany Transaction and waived its rights to any transaction fee for the Tiffany Transaction.

         On May 1, 2001, the Company entered into several related loan and security agreements with Tiffany, the parent company of Tiffany & Co. International, a 45% stockholder of the Company, for a $2.5 million credit facility through April 20, 2006. At May 26, 2001, the Company had utilized $2.5 million of this facility.

         In connection with the consummation of the Tiffany Transaction, the Company retained the investment banking firm of Ryan, Beck & Co., LLC ("Ryan Beck") to render a fairness opinion to the Board of Directors of the terms of the transaction, from a financial point view. The Company paid Ryan Beck a fee in the amount of $112,500, plus expenses. Peter McMullin, a member of the Board of Directors of the Company until April 30, 2001, is also an officer of Ryan Beck. In addition, in the ordinary course of business as a broker-dealer, Ryan Beck may actively trade equity securities of the Company for its own account and the account of its customers. The Company believes the fee paid to Ryan Beck was equivalent to similar fees charged by unrelated parties for equivalent services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Board of Directors has established a Compensation Committee. During Fiscal 2001:

         o None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

         o Except as disclosed under "Certain Relationship and Related Transactions", none of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

         o None of the Company's executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no committee like that, the entire Board of Directors) of another entity where one of that entity's executive officers served on the Company's Compensation Committee;

         o None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

         o None of the Company's executive officers served on the compensation committee (or another Board committee with similar functions or, if there was no committee like that, the entire Board of Directors) of another entity where one of that entity's executive officers served as a director on the Company's Board.

PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                  Set forth below is a line graph comparing the cumulative total return on our Common Stock with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Retail Trade Composite Index on an annual basis for the past five years. The diagram assumes that $100.00 was invested in May 1996 in our Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.


                                    [GRAPH]

                                                                                     End of Fiscal Years
Symbol             CRSP Total Returns Index for                 05/1996     05/1997    05/1998     05/1999     05/2000    05/2001
------             ----------------------------                 -------     -------    -------     -------     -------    -------
_______     / /    Little Switzerland, Inc.                      100.00       97.87      94.68       14.36        8.26      24.34
_______   TRIANGLE Nasdaq Stock Market (U.S. Companies)          100.00      112.66     142.87      201.70      276.49     171.61
-------      o     Nasdaq Retail Trade                           100.00       96.49     128.92      125.86       83.07      84.64

         Notes:

                (a) The lines represent monthly index levels derived from compounded daily returns that include all dividends.
                (b) The index level for all series was set to $100.00 on 05/31/1996.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder require the Company's directors and officers, and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer, and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all reports filed. To the best knowledge of the Company, all reports required by Section 16(a) of the Exchange Act to be filed by its directors, officers and 10% or greater stockholders during Fiscal 2001 were filed on time, except that Form 4's were not timely filed for the May and July 2000 grants of stock options to Mr. Holtzman; the January 2001 grants of stock options to Mr. Baumgardner and Mr. Hopper; and the February 2001 grants of stock options to Mr. McMullin (former director), Mr. Watson (former director), Mr. Nobile (former director) and Mr. Holtzman. In addition, a Form 4 was not timely filed for the shares issued to Jewelcor Management, Inc. in January 2001. Form 4's for these grants and issuances have been filed with the Commission.

                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the fiscal year ended May 26, 2001 has been filed with the Commission and is being furnished concurrently with this Proxy Statement to stockholders of record at the record date for the Annual Meeting. Stockholders may obtain a copy of the Form 10-K upon written request to Patrick J. Hopper, Little Switzerland, Inc., 161-B Crown Bay, St. Thomas, U.S.V.I. 00802, facsimile number: (340) 777-4156. In response to such request, the Company will furnish without charge the Form 10-K including financial statements and financial schedules and a list of exhibits.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                       FOR ANNUAL MEETING FOR FISCAL 2002

         Stockholder proposals intended to be presented at the annual meeting for Fiscal 2002 must be received by the Company on or before October 15, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposals should be mailed to: Chief Financial Officer, Little Switzerland, Inc., 161-B Crown Bay, St. Thomas, U.S.V.I. 00802.

                          TRANSACTION OF OTHER BUSINESS


         At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                January 4, 2002


                                By Order of the Board of Directors


                                ROBERT L. BAUMGARDNER
                                President and Chief Executive Officer


         STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE AND COOPERATION ARE APPRECIATED.

                                                                       EXHIBIT A

                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            LITTLE SWITZERLAND, INC.

         Little Switzerland, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the corporation (the "Corporation") is Little Switzerland, Inc. The Corporation was originally incorporated under the same name, and the date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 23, 1991. The date of the filing of its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was July 15, 1991.

         2. This Second Amended and Restated Certificate of Incorporation amends, integrates and restates in its entirety the provisions of the Amended and Restated Certificate of Incorporation, and was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL").

         3. The text of the Amended and Restated Certificate of Incorporation is hereby further amended and restated to read as herein set forth in full.

         FIRST: The name of the Corporation is Little Switzerland, Inc.

         SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, New Castle County. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

         FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares, of which (a) twenty-five million (25,000,000) shares shall be common stock, par value $0.01 per share (the "common stock"), and (b) five million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the "preferred stock"). The shares of preferred stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of all or any of the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL.

         FIFTH: A director of the Corporation shall, to the full extent permitted by the DGCL as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article FIFTH, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with this Article FIFTH, shall eliminate or reduce the effect of this Article FIFTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article FIFTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

         SIXTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         SEVENTH: The election of directors of the Corporation need not be by written ballot unless the By-Laws of the Corporation shall so provide.

         IN WITNESS WHEREOF, the undersigned, being the President of Little Switzerland, Inc., does hereby execute this Second Amended and Restated Certificate of Incorporation as of the _____ day of February, 2002.

                               LITTLE SWITZERLAND, INC.



                               By:_______________________________
                                  Robert L. Baumgardner
                                  President and Chief Executive Officer


ATTESTED TO:

__________________________
Jack P. Jackson
Secretary

                                                                       EXHIBIT B

                            LITTLE SWITZERLAND, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE OF THE PLAN

         The purpose of the Plan is to provide a method by which eligible employees may purchase shares of common stock of Little Switzerland, Inc. (the "Company"), $.01 par value per share (the "Common Stock") by payroll deductions and at discounted prices. By this means, eligible employees will be given an opportunity to acquire an additional interest in the economic progress of the Company and a further incentive to promote the best interests of the Company.

         It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed in accordance with such purpose. The Plan is effective July 1, 2002, subject to the approval of the Company's stockholders prior to such date.

2. ELIGIBLE EMPLOYEES

         All persons who as of the Offering Date, as hereinafter defined, are employees of the Company or any of its subsidiaries will be eligible to participate in this Plan, except for the following who shall not be eligible:

                  (a) Any employee whose customary employment is 20 hours or less per week or not more than 5 months during a calendar year;

                  (b) Any employee who, immediately after any Offering Date would own (as determined under Section 424(d) of the Code), stock, and/or hold outstanding options to purchase stock, possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company, any subsidiary, as defined under Section 424(f) of the Code or any parent corporation, as defined under Section 424(e) of the Code;

                  (c) Any employee to whom the grant of an option hereunder would permit his rights to purchase stock under the Plan and under all other employee stock purchase plans, if any, of the Company or its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; and

                  (d) Any non-employee director of the Company.

3. NUMBER OF SHARES TO BE OFFERED

         Subject to adjustment as provided under Section 17 of the Plan, a maximum of 300,000 shares will be offered for subscription, provided, however, in the event that the share reserve established under this Section 3 shall total 100,000 shares or less, the Board may, but shall not be required to, authorize an increase in the share reserve such that after said increase the share reserve under this Section 3 shall total 300,000 shares. Notwithstanding the foregoing, if the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (1) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date and continue the Plan then in effect, or (y) that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date and terminate the Plan pursuant to
Section 16, below. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to the such Offering Date. Purchases of Common Stock may be made on the open market or through the delivery of treasury shares or newly-issued and authorized shares, as determined by the Company.

4. OFFERING AND PURCHASE DATES

         An offering will be made once each year on the first business day of July commencing with July 1, 2002, such date being herein referred to as the "Offering Date." The "Purchase Date" for the Offering Period shall be the last business day in the succeeding June.

         Subject to the provisions of Section 3, above, the offering will be reduced on a pro rata basis to the extent that the authorized shares remaining are not sufficient to enable the number of anticipated subscribers to subscribe to purchase at least 100 shares each.

5. PURCHASE PRICE

         The purchase price per share with respect to each offering shall be 85% of the fair market value of the Common Stock on (i) the Offering Date, or (ii) the Purchase Date, whichever date produces the lower price.

         "Fair market value" shall mean the closing price of the Common Stock on the applicable date, as reported on the principal national securities exchange in which it is then traded or the Nasdaq Stock Market, Inc. or if not traded on such principal national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc.

6. METHOD OF PAYMENT

         Payment will be made through payroll deductions authorized as provided in Section 7 hereof, which shall not be less than $3.00 per week ($12.00 per month), nor more than 15 percent of the employee's gross base compensation (including commissions, payroll deductions under Sections 401(k) and 125 of the Code but excluding any overtime, incentive or bonuses awards, or other extra or non-cash compensation) per payroll period.

         If, as of any Purchase Date, any participant has made an overpayment for the amount of shares for which the participant has subscribed, either due to the operation of Section 5 hereof, or otherwise, such overpayment shall be credited to his account for the next succeeding offering, unless a refund is requested by the employee or at the option of the Company.

7. HOW AND WHEN TO SUBSCRIBE

         Subscription agreements will be made available to all eligible employees. To subscribe to the first offering under the Plan, an eligible employee must sign and deliver a payroll deduction authorization/subscription form to the Company on or before July 1, 2002.

         Employees who are eligible to participate in the first offering under the Plan, but who choose not to participate, employees who subsequently become eligible to participate, and employees who have canceled their participation in the Plan may subscribe to any subsequent offering for which they are eligible by signing and delivering a payroll deduction authorization/subscription form to the Company prior to the applicable Offering Date in the time and manner determined by the Company.

         A payroll deduction authorization/subscription form once filed by an employee shall remain effective for all subsequent offerings under the Plan, subject to an employee's right to cancel participation as provided in
Section 11.

8. LIMIT ON NUMBER OF SHARES SUBSCRIBED

         The subscription by an eligible employee in any offering may not exceed 20,000 shares of Common Stock, subject to adjustment as provided in Section 17.

9. DATE OF GRANTING OPTION AND EXERCISING OPTION AND LIFE OF OPTION

         Options to purchase 20,000 shares of Common Stock shall be deemed granted to each participating employee as of the respective Offering Dates. As of the applicable Purchase Date, a participant's option shall be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to his account at that time will purchase at the applicable price specified in Section 5 hereof. Options not exercised as of the applicable Purchase Date shall automatically lapse.

10. METHOD OF HANDLING EMPLOYEES' PAYROLL DEDUCTIONS

         The Company will maintain a payroll deduction account for each participating employee in the Plan. The balance credited to each such account will be applied in accordance with the provisions of the Plan. Stock certificates representing shares purchased by participants will be issued as soon as practicable after the Purchase Date. Simultaneously with the issuance of the certificates, each applicable payroll deduction account will be adjusted accordingly.

11. CANCELLATION OF PARTICIPATION

         Any participating employee may cancel his participation in the Plan at any time by giving written notice of cancellation to the Company not less than 10 business days prior to the Purchase Date. In such event, the balance then credited to the payroll deduction account established for such employee will be refunded.

         Any employee who cancels his participation in the Plan may subscribe in the manner prescribed in Section 7 hereof to subsequent offerings which commence at least six months after such cancellation.

12. INTEREST

         No interest will be paid or allowed under any circumstances on any money paid under the Plan by participating employees.

13. RIGHTS NOT TRANSFERABLE

         An employee's rights under the Plan belong to the employee and may not be transferred or assigned to or availed of for any purpose by any other person during the employee's lifetime.

14. TERMINATION OF RIGHTS

         Upon termination of employment for any reason other than retirement, disability or death, the participating employee or his estate will be refunded the balance then credited to the payroll deduction account established for such employee under the Plan. In the case of retirement, disability or death, the participating employee or his estate may elect within thirty days after the happening of such event to (i) receive in cash the balance then credited to the payroll deduction account established for such employee under Plan, or (ii) have the balance then credited to such account for the employee applied to the purchase of as many full shares as such balance will purchase at the applicable purchase price determined as of the Offering Date, and any remaining balance refunded. A failure to make such election within the said thirty-day period will be treated as notice of cancellation and the amount then held for the employee will be refunded.

15. PERSONS TO WHOM SHARES WILL BE ISSUED

         Unless otherwise directed, the shares will be issued in the name of the participating employee. However, the employee may direct registration of the shares in his name and in the name of one other person, but only as tenants by the entireties or joint tenants with right of survivorship.

16. AMENDMENT OR DISCONTINUANCE OF PLAN

         The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time without notice, provided that no employee's then existing rights are adversely affected, and provided further that no such amendment of the Plan shall, except as provided in Section 17: (i) increase the total number of shares of Common Stock to be offered (subject to increase under Section 3 and adjustment under Section 17, hereof), (ii) change the formula for determining the price at which the shares will be paid, (iii) increase the maximum number of shares which an eligible employee may purchase, or (iv) extend the duration of the Plan beyond the tenth anniversary of its effective date.

17. ADJUSTMENT OF SUBSCRIPTION

         In the event of reorganization, recapitalization, stock split, stock dividend, merger, consolidation or any other change in the structure of shares of the Common Stock of the Company, the Board of Directors of the Company may make such adjustment as it may deem appropriate in the number, kind and subscription price of shares available for purchase under the Plan.

18. COORDINATION WITH 401(k) PLAN

         In the event a participant makes a hardship withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company or a subsidiary or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, such participant's payroll deductions and the purchase of shares of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the six (6) month period after such hardship withdrawal. If a participant who elects a hardship withdrawal under such a 401(k) profit sharing plan (or such other plan) has a balance credited to the payroll deduction account established for such employee under the Plan at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such balance shall be returned to the participant as soon as administratively practicable.

19. ADMINISTRATION

         The Plan shall be administered by a committee appointed by the Board (or if no Committee is appointed by the Board, the Board) (the "Committee"), and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the laws of, countries other than the United States to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

         The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an agent to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

20. USE OF FUNDS

         Notwithstanding anything herein to the contrary, all payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

21. REGULATIONS AND OTHER APPROVALS

         The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         To the extent required, the Plan is intended to comply with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

22. WITHHOLDING OF TAXES

         If a participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such participant pursuant to such participant's exercise of an option, and such disposition occurs within the two- year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Purchase Date, such participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the participant the Company is required to withhold.

         Notwithstanding anything herein to the contrary, the Company and each subsidiary shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Company or any subsidiary may require a participant to remit an amount equal to the required withholding amount and may invalidate any election if the participant does not remit applicable withholding taxes.

23. NO EMPLOYMENT RIGHTS

         The establishment and operation of this Plan shall not confer any legal rights upon any participant or other person for a continuation of employment, nor shall it interfere with the rights of the Company or a subsidiary to discharge any employee and to treat him without regard to the effect which that treatment might have upon him as a participant or potential participant under the Plan.

24. SEVERABILITY OF PROVISIONS

         If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

25. PLAN TERMINATION

         The Plan will automatically terminate on July 1, 2012, unless terminated earlier by the Company.

26. CONSTRUCTION

         The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                                                       EXHIBIT C

                                     CHARTER

                                     OF THE

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                            LITTLE SWITZERLAND, INC.


I. STATEMENT OF POLICY

         The responsibilities of the Audit Committee (the "Committee") of Little Switzerland, Inc. (the "Corporation") are to assist the Board of Directors (the "Board") of the Corporation in fulfilling its oversight responsibilities by considering the following: the financial reports provided by the Corporation to the Securities and Exchange Commission (the "Commission"); the Corporation's systems of internal controls regarding financial reporting that management and the Board have established; and the Corporation's financial reporting processes generally. Consistent with these responsibilities, the Committee should foster adherence to the Corporation's financial reporting policies, procedures and practices and, where appropriate, suggest to the Board improvements in those policies, practices and procedures. In carrying out these responsibilities, the Committee shall:

         (a) Serve as an independent and objective body to monitor the Corporation's financial reporting processes and internal control systems regarding financial reporting;

         (b) Consider the work of the Corporation's independent auditors; and

         (c) Provide an open avenue of communication for the independent auditors, financial and senior management and the Board.

         The Committee shall fulfill these responsibilities by carrying out the activities enumerated in this Charter.

II. COMPOSITION

         The Committee shall be comprised of three or more directors, each of whom shall be: (i) Independent Directors (as defined below) and (ii) able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements or will become able to do so within a reasonable period of time after his or her appointment to the Committee; and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication, including being or having been a chief executive officer, chief financial officer or officer or other senior officer with financial oversight responsibilities. Notwithstanding the preceding sentence, one director who is not an Independent Director and is not a current employee of the Corporation or an


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

immediate family member of such employee, may be appointed to the Committee, if the membership on the Committee by the director is required by the best interests of the Corporation and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The Board, in its business judgment, shall determine that the members of the Committee satisfy the criteria described in this Section II.

         The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee.

         As used herein, "Independent Director" means a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

         (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

         (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

III. MEETINGS

         The Committee shall meet at least four times annually or more frequently as determined by the Committee. The Committee should meet at least annually with the management of the Corporation, the Corporation's Chief Financial Officer and the independent auditors in separate executive sessions to discuss matters that the Committee or the other participants believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent auditors and management quarterly to discuss the Corporation's financial statements. The

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

Committee shall maintain minutes or other records of meetings of the Committee which shall be submitted to the Board.

IV. RESPONSIBILITIES

         To fulfill its responsibilities hereunder, the Committee shall:

CONSIDERATION OF THIS CHARTER AND FINANCIAL REPORTS

         (a) Review this Charter at least annually and report the results of its review to the Board.

         (b) Consider the Corporation's annual financial statements, including the report rendered by the independent auditors.

         (c) Discuss with financial management and the independent auditors drafts of quarterly earnings press releases and Quarterly Reports on Form 10-Q in substantially final form prior to release or filing. The Chair or one or more other members of the Committee may represent the entire Committee for purposes of discussing earnings press releases.

INDEPENDENT AUDITORS

         (d) Recommend to the Board the selection, termination or replacement of the independent auditors.

         (e) Receive from the independent auditors the report relating to the auditors' independence including a representation that such report is consistent with Independence Standards Board Standard No. 1, and discuss such report with the independent auditors.

FINANCIAL REPORTING PROCESSES

         (f) Discuss with the independent auditors results of their engagement.

         (g) Discuss with the Corporation's independent auditors their views about the quality of the Corporation's accounting principles as applied to its financial reporting.

         (h) Consider, if deemed appropriate by the Committee, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

         (i) Report to the Board such recommendations as the Committee deems appropriate including whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

         (j) Have the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to retain counsel and other professional advisors in connection therewith.


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

V. ADOPTION AND AMENDMENT

         This Charter of the Audit Committee of Little Switzerland, Inc. was duly adopted by resolution of the Board on December 13, 2001 and may be amended from time to time by resolution of the Board.


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

                                                                       EXHIBIT D

                            LITTLE SWITZERLAND, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                LITTLE SWITERLAND, INC. FOR THE ANNUAL MEETING OF
              STOCKHOLDERS TO BE HELD ON FRIDAY, FEBRUARY 15, 2002

         The undersigned hereby constitutes and appoints Robert L. Baumgardner and Patrick J. Hopper, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Little Switzerland, Inc. (the "Company") held of record by the undersigned as of the close of business on December 26, 2001 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York at 11:00 a.m. New York time, on Friday, February 15, 2002 and at any adjournments or postponements thereof.

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). None of the Proposals are conditioned on the approval of any of the other Proposals. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 AND 12.
In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

         The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND

                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

         Please sign name exactly as shown hereon. If more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, indicating title or authority.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------           ------------------------------------

----------------------------           ------------------------------------

----------------------------           ------------------------------------

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

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4,. 5, 6, 7, 8,
9, 10, 11 and 12.

1.       Proposal to amend the Company's Certificate of Incorporation to repeal Article VII thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

2.       Election of Directors.

         / /  FOR all nominees listed below             / /  WITHHOLD AUTHORITY
              (except as marked to the contrary)              to vote for all nominees listed below

                          Robert L. Baumgardner and James E. Quinn

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:


-----------------------------------------------------------------------------------------------------

3.       Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 25,000,000.

         / / FOR                  / / AGAINST             / / ABSTAIN

4.       Proposal to amend Article IV of the Company's Certificate of Incorporation.

         / / FOR                  / / AGAINST             / / ABSTAIN

5.       Proposal to amend the Company's Certificate of Incorporation to repeal Article V thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

6.       Proposal to amend the Company's Certificate of Incorporation to repeal Article VI thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

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

7.       Proposal to amend the Company's Certificate of Incorporation to repeal Article VIII thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

8.       Proposal to amend the Company's Certificate of Incorporation to repeal Article IX thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

9.       Proposal to amend the Company's Certificate of Incorporation to repeal Article X thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN

10.      Proposal to amend the Company's Certificate of Incorporation to repeal  Article XI thereof.

         / / FOR                  / / AGAINST             / / ABSTAIN


11.      Proposal to approve and adopt the Company's 2002 Employee Stock Purchase Plan.

         / / FOR                  / / AGAINST             / / ABSTAIN

12. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants of the Company for its fiscal year ending May 25, 2002.

         / / FOR                  / / AGAINST             / / ABSTAIN

         In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Mark box at right if an address change or comment      / /
         has been noted on the reverse side of this card.

/ /   I will attend the meeting             / /  I will not attend the meeting

Date:

Stockholder sign here                            Co-owner sign here

---------------------------                      --------------------------
Print name:                                      Print name:
Title, if applicable:                            Title, if applicable:


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